                                                                    EXHIBIT 10.1

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.



WARRANT NO. ___                                         DATED AS OF: MAY 7, 1999

                                TALX CORPORATION



                               WARRANT TO PURCHASE

                                25,000 SHARES OF

                                  COMMON STOCK

         This certifies that, for good and valuable consideration, AGE Investments, Inc., a Delaware corporation, and its assigns (collectively, the "Warrantholder"), is entitled to acquire from TALX Corporation, a Missouri corporation (the "Company"), subject to the terms and conditions hereof, at any time and from time to time during the Exercise Period, up to twenty-five thousand (25,000) shares of fully paid and non-assessable shares of the Company's Common Stock, par value $0.01 per share, subject to vesting and adjustment from time to time as set forth herein, at the Exercise Price.


                                    ARTICLE I

                                   DEFINITIONS

         As used in this Warrant, the following capitalized terms shall have the following respective meanings:

                  Appraiser: A nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing.

                  Business Day: A day other than a Saturday, Sunday or other day on which state chartered banks in the State of Missouri are authorized by law to remain closed.

                  Cashless Exercise: The exercise of this Warrant in whole or in part by surrendering this Warrant in exchange for (i) the number of Warrant Shares equal to the product of (A) the number of shares as to which this Warrant is being exercised multiplied by (B) a fraction, the numerator of which is the positive difference, if any, of the Per Share Market Value minus the Exercise Price then in effect, and the denominator of which is the Per Share Market Value, and (ii) a new Warrant evidencing the right to acquire the number of Warrant Shares for which this Warrant has not yet been exercised.


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                  Change of Control: A "Change in Control" of the Company shall be deemed to have occurred upon (a) the acquisition at any time by a "person" or "group" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or any subsidiary or any employee benefit plan of the Company or any subsidiary)) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company; (b) approval by the shareholders of the Company of liquidation of the Company or any sale or disposition, or series of related sales or dispositions, of 80% or more of the assets of the Company; or (c) approval by the shareholders of the Company and consummation of any merger or consolidation or statutory share exchange to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation or statutory share exchange shall have beneficial ownership of 50% or less of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger or consolidation or statutory share exchange

                  Common Stock: Common Stock, par value $0.01 per share, of the Company.

                  Company: TALX Corporation, a Missouri corporation, and any successor thereto.

                  Demand Registration: The meaning set forth in Section 6.02.

                  Engagement Letter: The engagement letter dated as of May 7, 1999, by and between the Company and A.G. Edwards & Sons, Inc.

                  Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

                  Exercise Period: From the date hereof through 11:59 p.m., St. Louis, Missouri time, on the Expiration Date (unless such day is not a Business Day, in which event the next following Business Day).

                  Exercise Price: $8.7411 per Warrant Share, subject to adjustment from time to time as set forth herein.


                  Expiration Date: 11:59 p.m., St. Louis, Missouri time, on May 7, 2007 (unless such day is not a Business Day, in which event the next following Business Day).

                  Holder: A holder of Registrable Securities.


                  Majority Holders: At any time of determination, the holders of a majority of the Registrable Securities, whether or not then outstanding. Holders of Warrants shall be deemed holders of the underlying Registrable Securities.

                  NASD: National Association of Securities Dealers, Inc.

                  Nasdaq: The automated quotation system of the NASD.

                  Per Share Market Value: As of any particular date of determination, (i) if the Common Stock is then listed on a United States securities exchange or on Nasdaq, the average of the closing sales prices (or, if no trade occurs on a relevant day, the average of the closing bid and

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         asked prices on such day) per share of Common Stock (as reported by
         Bloomberg Information Services, Inc., or any successor reporting service) on the principal United States securities exchange on which the Common Stock is traded (or, if not traded on a national securities exchange, on Nasdaq) on the ten consecutive Business Days immediately preceding such date of determination, (ii) if the Common Stock is not then listed on a United States securities exchange or on Nasdaq, the average of the closing bid and asked prices per share of Common Stock in the United States domestic over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), on the ten consecutive Business Days immediately preceding such date of determination, or (iii) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as of such date of determination as determined in good faith by the Board of Directors of the Company or by an Appraiser selected in good faith by the Board of Directors of the Company, whose fees and expenses shall be borne by the Company.

                  Person: An individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated organization or government or any department or agency thereof.

                  Piggyback Registration and Piggyback Registration Rights: The respective meanings set forth in Section 6.01.

                  Prospectus: Any prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

                  Public Offering: A public offering of any of the Company's equity or debt securities pursuant to a registration statement under the Securities Act.

                  Registrable Securities: Any securities (including, without limitation, Warrant Shares) that may be or have been issued by the Company upon exercise of any Warrant, including, without limitation, securities that may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to Article III hereof; provided, the term "Registrable Securities" excludes any security (i) the sale of which has been effectively registered under the Securities Act and which has been disposed of in accordance with a Registration Statement or (ii) that has been sold by a Holder in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
         Section 4(1) thereof (including, without limitation, transactions pursuant to Rules 144 and 144A) such that the further disposition of such securities by the transferee or assignee is not restricted under the Securities Act.

                  Registration Expenses: Any and all expenses incurred in connection with any registration or action incident to performance of or compliance by the Company with Article VI, including, without limitation, (i) all SEC, national securities exchange and NASD registration and filing fees; (ii) all listing fees and all transfer agent fees; (iii) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities); (iv) all printing, mailing, messenger and delivery expenses; (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of employees

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         of the Company performing legal or accounting duties); (v) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance,
         (vi) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions applicable to Registrable Securities; provided, Registration Expenses shall not include the fees of counsel or accountants retained by the holders of Registrable Securities to advise them in their capacity as Holders of Registrable Securities.

                  Registration Statement: Any registration statement of the Company filed or to be filed with the SEC under the Securities Act that covers any class of securities included in the Registrable Securities, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

                  Reorganization: The meaning set forth in Section 3.01.


                  Rights and Rights Distribution Date: The respective meanings set forth in Section 3.05.

                  SEC: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

                  Securities Act: The Securities Act of 1933, as amended from time to time.

                  Subscription Form: The Subscription Form annexed hereto.

                  Subscription Rights: The meaning set forth in Section 3.04.

                  Warrants: This Warrant and all other warrants that may be issued in substitution or replacement (in whole or in part) of this Warrant.

                  Warrantholder: The person(s) or entity(ies) to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

                  Warrant Shares: All shares of Common Stock and other securities issued or issuable upon exercise of any Warrant.



                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

         SECTION 2.01: DURATION OF WARRANT. Subject to the vesting provisions of
Section 2.01A, the Warrantholder may exercise this Warrant at any time and from time to time during the Exercise Period. If this Warrant is not exercised on or prior to the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease. If this Warrant is exercised, in whole or in part, on or prior to the Expiration Date, the provisions of Articles I and VI hereof shall survive the Expiration Date.

         SECTION 2.01A: VESTING OF WARRANT. This Warrant shall vest in and become exercisable by the Warrantholder in equal monthly installments of 694.445 shares per month, the vesting of which shall commence on the first monthly anniversary of the date hereof and shall end on the earlier of: (i)


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the 36th monthly anniversary of such date, or (ii) the monthly anniversary of such date immediately following the date of termination by any party of the Engagement Letter. Upon any Change in Control of the Company, all unvested portions of this Warrant shall immediately vest in and be immediately exercisable by the Warrantholder.

         SECTION 2.02: EXERCISE OF WARRANT.

                  (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its principal executive offices or at the office of its stock transfer agent, if any, with the Subscription Form annexed hereto duly executed and either:

                           (i) accompanied by payment of the full Exercise Price
                  for each Warrant Share to be purchased; or

                           (ii) specifying on the Subscription Form the election
                  to effect a Cashless Exercise.

Upon an exercise of this Warrant pursuant to Section 2.02(a)(i), the Warrantholder shall be deemed to have purchased the number of Warrant Shares for which the Warrant is exercised as specified in the Subscription Form. Upon an exercise of this Warrant pursuant to Section 2.02(a)(ii), the Warrantholder shall be deemed to have exercised this Warrant for the number of shares as to which this Warrant is being exercised, but shall be entitled to receive only the number of Warrant Shares equal to the product of (i) the number of shares as to which this Warrant is being exercised multiplied by (ii) a fraction, the numerator of which is the positive difference, if any, of the Per Share Market Value minus the Exercise Price then in effect, and the denominator of which is the Per Share Market Value.

                  (b) Upon receipt of the documents and payment described in
Section 2.02(a), the Company shall cause to be issued certificates for the total number of whole Warrant Shares purchased by the Warrantholder pursuant to such exercise in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of such purchased Warrant Shares as of the close of business on the date on which delivery to the Company of all applicable documents and payment as contemplated by Section 2.02(a) is achieved, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Warrantholder. If, at the time this Warrant is exercised, a registration statement is not in effect to register under the Securities Act the issuance of the Warrant Shares upon exercise of this Warrant, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

                  (c) Certificates for the Warrant Shares so purchased pursuant to this Section 2.02(a) shall be delivered to the Warrantholder within a reasonable time, not exceeding three Business Days, after this Warrant shall have been so exercised. In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.



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                  (d) The Company shall pay any and all stock transfer and
similar taxes that may be payable in respect of the issue of this Warrant or in respect of the issue of any Warrant Shares; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer of this Warrant, or the Warrant Shares, by any Warrantholder.

         SECTION 2.03: RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Warrant Shares as may be issuable from time to time upon exercise of this Warrant. All such Warrant Shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights (except the restriction imposed by the legend appearing at the top of Page 1 of this Warrant).

         SECTION 2.04: FRACTIONAL SHARES. Upon any exercise of this Warrant, the Company shall not be required to issue stock certificates representing a fraction of a Warrant Share, but may make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not to make such a cash payment, or is unable to make such cash payment, the Warrantholder shall be entitled to receive, in lieu of the final fraction of a share, one whole Warrant Share.


                                   ARTICLE III

              ADJUSTMENT OF WARRANT SHARES AND EXERCISE PRICE UPON
                                 CERTAIN EVENTS

         SECTION 3.01: PRESERVATION OF RIGHTS IN CERTAIN TRANSACTIONS. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or a combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and said merger does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety (each such action being referred to herein as a "Reorganization"), the Company shall, as a condition precedent to consummating each such Reorganization, make appropriate provision to insure that the Warrantholder has the right thereafter to receive, upon payment of the Exercise Price in effect immediately prior to such Reorganization, in lieu of each Warrant Share issuable upon exercise of this Warrant, the kind and amount of shares and other securities, cash and property that such Warrantholder would have owned or been entitled to receive had such Warrantholder exercised this Warrant immediately prior to the consummation of such Reorganization. In each case, the Company shall also make appropriate provision to insure that the adjustment provisions of this Warrant shall thereafter continue to apply in a manner as nearly equivalent as may be practicable to the adjustments provided to such shares of stock and other securities and property prior to such transaction by the Company. The provisions of this Section shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

         SECTION 3.02: COMMON STOCK DIVIDENDS; COMMON STOCK SPLITS; REVERSE COMMON STOCK SPLITS. If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on

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its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each such case (i) the Exercise Price thereafter shall be equal to the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event and (ii) the number of Warrant Shares thereafter issuable upon exercise of this Warrant shall be equal to the product of the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such event multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event. Any adjustment made pursuant to this
Section 3.02 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         SECTION 3.03: [RESERVED].


         SECTION 3.04: SUBSCRIPTION RIGHTS. Subject to Section 3.05, if the Company, at any time while this Warrant is outstanding, shall distribute pro rata to all of the record holders of Common Stock, in the capacity of such holders as record holders of the Common Stock, evidence of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 3.02) (in any event excluding any cash dividends or distributions, the "Subscription Rights"), then in each such case
(a) the Exercise Price after the record date fixed for determination of shareholders entitled to receive such distribution shall be equal to the product of the Exercise Price in effect immediately prior to such record date multiplied by a fraction, the denominator of which shall be the Per Share Market Value determined as of the record date fixed for determination of shareholders entitled to receive such distribution, and the numerator of which shall be such Per Share Market Value as of such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith (in any such event, taking into account any consideration paid or to be paid by such shareholders in connection with such distribution); and (b) the number of Warrant Shares issuable upon exercise of this Warrant after the record date fixed for determination of shareholders entitled to receive such distribution shall be equal to the product of the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such record date multiplied by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such record date, and the denominator of which shall be the adjusted Exercise Price determined pursuant to clause (a). Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

         SECTION 3.05: SHAREHOLDER RIGHTS PLAN. Notwithstanding Section 3.04, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of making any adjustment pursuant to this Article III, make proper provision so that each Warrantholder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (a) if such exercise occurs on or prior to the date for the

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distribution to the holders of Rights of separate certificates evidencing such
Rights (the "Rights Distribution Date"), the number of Rights to which a holder at the time of such exercise of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such Warrant exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights (assuming such shares had been outstanding at the record date for the distribution of the Rights); and (b) if such exercise occurs after the Rights Distribution Date, the number of Rights to which a holder on the Rights Distribution Date of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such Warrant exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights (assuming such shares had been outstanding at the record date for the distribution of the Rights), and in each case subject to the terms and conditions of the Rights.

         SECTION 3.06: ROUNDING. All calculations under this Article III shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

         SECTION 3.07: TREASURY SHARES. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any subsidiary of the Company.


                                   ARTICLE IV

                            NOTICES TO WARRANTHOLDER

         SECTION 4.01: NOTICE OF EVENTS. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrant, any of the following events shall occur:

                  (a) the Company shall authorize the payment of any dividend upon shares of Common Stock payable in any securities or authorize the making of any distribution (other than a cash distribution or dividend) to all holders of Common Stock on a pro rata basis;

                  (b) the Company shall authorize or engage in a dissolution, liquidation or winding up of the affairs of the Company; or

                  (c) the Company shall authorize or engage in a Reorganization.

         Such notice shall be given to the Warrantholder (i) at least ten (10) Business Days prior to the earliest of (i) the record date for the determination of shareholders entitled to vote on such event, (ii) the record date for the determination of shareholders entitled to such dividend or distribution, or
(iii) the effective date of such event. Such notice shall specify any such record date.

         SECTION 4.02: NOTICE OF ADJUSTMENT. Whenever the Exercise Price or issuable Warrant Shares are adjusted pursuant to Article III, the Company shall promptly deliver to the Warrantholder a notice setting forth the Exercise Price and issuable Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.



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

                                    ARTICLE V

           SPLIT-UP, COMBINATION, EXCHANGE, TRANSFER AND REPLACEMENT
                                  OF WARRANTS

         SECTION 5.01: SPLIT-UP, COMBINATION, EXCHANGE AND TRANSFER OF WARRANTS. This Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange Warrants, he or it shall make such request in writing delivered to the Company and shall surrender to the Company any Warrants to be so split up, combined or exchanged. Upon any such surrender for a split up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested and the Warrantholder shall pay to the Company an amount equal to the Company's reasonable costs of preparing such Warrant or Warrants and otherwise complying with its obligations under this
Section 5.01. In addition, the Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination or exchange of Warrants.

         SECTION 5.02: TRANSFER. This Warrant may be assigned, in whole or in part as to a specified number of Warrant Shares issuable hereunder, without the consent of the Company, subject to compliance with the provisions of the Securities Act and the rules and regulations promulgated thereunder.

         SECTION 5.03: LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, subject to such reasonable terms as to indemnity or otherwise as it may request, issue a new Warrant of like denomination and tenor as and in substitution for this Warrant.


                                   ARTICLE VI


                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

         SECTION 6.01: PIGGYBACK REGISTRATION.

                  (a) Right to Include Registrable Securities. If, at any time or from time to time, the Company proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such shares solely for cash on any form for the registration of securities under such Act, whether or not for its own account (other than by (i) a registration statement relating to employee benefit plans, (ii) a registration statement on Form S-4 or S-8, or any successor forms, (iii) a registration statement that does not include substantially the same information, other than information relating to the selling holders or their plan of distribution, as would be required to be included in a Registration Statement covering the sale of Registrable Securities or (iv) a registration statement for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction) (a "Piggyback Registration"), it shall, at least 20 days prior to filing any such registration statement, give written notice to all Holders of its intention to do so and of such Holders' rights under this Section 6.01 ("Piggyback Registration Rights"). Upon the written request of any such Holder made within 10 days after receipt of any such notice for the inclusion in such registration of a number of Registrable Securities specified in such notice, subject to the provisions of this Section 6.01 below, the Company shall use reasonable efforts to cause to be included in the applicable Registration Statement the Registrable Securities so specified

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


by such Holder in such notice. The Company shall not be required to maintain the effectiveness of any such registration statement for any set period of time. Such Piggyback Registration Rights shall expire at such time as the Holders can sell all of their Warrant Shares pursuant to Rule 144 promulgated under the Securities Act or any successor rule.

                  (b) Withdrawal of Piggyback Registration by Company. If, at any time after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register such securities, the Company shall give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration.

                  (c) Piggyback Registration of Underwritten Public Offerings. If a Piggyback Registration involves an offering by or through underwriters, then, (i) all Holders requesting to have their Registrable Securities included in the Company's Registration Statement must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or the other selling shareholders and (ii) any Holder requesting to have his or its Registrable Securities included in such Registration Statement may elect in writing, not later than three Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have his or its Registrable Securities so included in connection with such registration. The Company shall not be required to include any Registrable Securities in such underwriting unless the Holders thereof enter into an underwriting agreement with the underwriter(s) selected by the Company in customary form, and upon terms and conditions agreed upon between the Company and such underwriter(s) (except as to monetary obligations of the Holders otherwise specifically contemplated by the provisions of this Agreement).

                  (d) Payment of Registration Expenses for Underwritten Piggyback Registration. The Company shall pay all Registration Expenses associated with each Piggyback Registration and the sale of shares thereunder, provided that the Holder shall pay all underwriting discounts applicable to the Registrable Securities included in the Company's Registration Statement.

                  (e) Priority in Piggyback Registration. If a Piggyback Registration involves an underwritten offering and the managing underwriter advises the Company and the Holders requesting registration that, in its opinion, the number of securities requested to be included in such registration by the Holders and other shareholders having the contractual right to do so exceeds the number that can be sold in such offering without jeopardizing the success of the offering, the Company will include in such registration (i) first, the securities the Company proposes to register, issue and sell, (ii) second, securities of any shareholders whose exercise of registration rights initiated the Company's preparation of the applicable Registration Statement, and (iii) third, the number of shares requested for inclusion in such registration by Holders, and by any other shareholders having the contractual right to do so, that, in the opinion of such underwriter, can be sold without jeopardizing the success of the offering, with the number of shares to be included in such registration from each such Holder and other shareholder to be reduced pro rata on the basis of the relative number of shares each such Holder and other shareholder originally requested to be included in such registration, subject however, to any superior contractual rights that exist on the date hereof of any other holders of securities of the Company not to have the number of securities so included to be reduced. To the extent that the underwriter or the Company wishes to limit the number of shares to be included in the registration on behalf of the holders with superior contractual rights that exist on the date hereof, the shares of Common Stock of the Holders shall be excluded from such offering prior to excluding any shares held by such other holders.

         SECTION 6.02: DEMAND REGISTRATION.

                  (a) Request for Registration. The Majority Holders may demand registration by the Company for a Public Offering of their Registrable Securities under the Securities Act (a "Demand Registration"). Promptly after receiving such a demand, the Company shall notify all other Holders in writing of such demand and shall allow all other Holders to participate in such Demand Registration. The Company shall be obligated to undertake one Demand Registration through effectiveness with the SEC and closing. Such obligation, however, shall expire at such time as the Holders can sell all of their Warrant Shares pursuant to Rule 144 promulgated under the Securities Act or any successor rule.

                  (b) Nature of Offering. The Majority Holders may elect to have the Demand Registration cover either an underwritten Public Offering or a shelf registration. The Company shall maintain any such shelf registration effective with the SEC for a minimum of 180 days. The Majority Holders shall have the right to select one or more managing underwriters for any underwritten Public Offering. If the Majority Holders intend to distribute the Registrable Securities covered by its request by means of an underwritten public offering, it shall so advise the Company as a part of its request made pursuant to Section 6.02(a) hereof and the Company shall include such information in its written notice to the Holders required under Section 6.02(a) hereof. In the event that the Majority Holders intend to distribute the Registrable Securities by means of an underwritten offering, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to sell Registrable Securities through such underwriting (including the Company and the Majority Holders) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Majority Holders for such underwriting (provided the same are underwriters of recognized national standing reasonably acceptable to the Company which enters into a confidentiality agreement in form and substance reasonably acceptable to the Company), upon the terms and conditions agreed upon between the Company and such underwriter(s).

                  Notwithstanding any other provision of this Section 6.02, if the underwriter(s) advise the Majority Holders in writing that marketing or other factors require that less than 100% of the Registrable Securities requested by the Holder or Holders of Registrable Securities be included in the underwriting, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the amount of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Majority Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities which each Holder requested be included in such registration, subject to Section
6.05 hereof. If the amount of Registrable Securities to be underwritten has not been so limited, the Company and other holders may include shares of Common Stock for its own account (or for the account of other holders) in such registration if the underwriter(s) so agree and to the extent that, in the opinion of such underwriter(s), the inclusion of such additional amount will not adversely affect the offering of the Registrable Securities included in such registration.

                  (c) Deferral of Registration. Notwithstanding the foregoing, if in the good faith judgment of the Board of Directors of the Company, the registration requested pursuant to this Section 6.02 would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is advisable to defer the filing of such registration statement at such time, then the Company shall have the right to defer such filing until such time as the Board of Directors of the Company concludes that it is no longer detrimental to the Company to effect such registration, but the deferral period shall not exceed one calendar quarter. Furthermore, if, after a Registration Statement becomes effective, the Company advises the Holders of Registrable Securities that the Company considers it appropriate for the Registration Statement to be amended, the holders of such shares shall suspend any further sales of the Registrable Securities until the Company advises them that the Registration Statement has been amended. The 180 day time period referred to herein during which the Registration Statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the rights to sell shares was suspended pursuant to the preceding sentence.

                  (d) Payment of Registration Expenses for Demand Registration. The Holders participating in such Demand Registration shall pay all Registration Expenses associated with the Demand Registration and the sale of shares thereunder, regardless of whether the Registration Statement becomes effective.

         SECTION 6.03: REGISTRATION PROCEDURES. If and whenever the Company is required to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article VI, the Company shall use its reasonable efforts to take action pursuant to all applicable Federal and state laws and regulations to permit the sale or other disposition of the applicable Registrable Securities and shall, as soon as reasonably practicable:

                  (a) promptly prepare and file with the SEC, and use its reasonable efforts to have declared effective by the SEC, the applicable Registration Statement, which shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

                  (b) furnish to each selling Holder of Registrable Securities and the underwriters, if any, as many copies of the Registration Statement, the Prospectus or the Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as they may reasonably request no later than two days following its filing with the SEC, which, in any event will be no later than two business days prior to the effective date of such Registration Statement;

                  (c) (i) use its reasonable efforts to prepare and file with the SEC such amendments to the Registration Statement as may be necessary to keep it effective for the applicable period (subject to the rights of the Company set forth in Sections 6.01 and 6.02); (ii) cause any Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendments thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statements during the applicable period in accordance with the intended method or methods of distribution by the Holders;

                  (d) furnish to the selling Holders and underwriters, upon request and without charge, as many copies of any Prospectus and any amendment or supplement thereto as they may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

                  (e) use its reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as the selling Holders and managing underwriters may reasonably request and keep such registration or qualification effective during the period the Registration Statement is required to be kept effective; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 6.03(e), (ii) subject itself to taxation in any such jurisdiction with respect to such registration or qualification, or (iii) file a general consent to service of process in any such jurisdiction;

                  (f) notify the selling Holders and managing underwriters promptly (i) when the Registration Statement and any post-effective amendment thereto has become effective, (ii) when any amendment or supplement to a Prospectus has been filed with the SEC, except for an amendment via incorporation by reference of subsequent filings under the Exchange Act, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Registration Statement is effective as a result of which (A) the Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) a Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (g) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement by the SEC or any state securities authority as promptly as possible;

                  (h) enter into such agreements (including an underwriting agreements) and take all such other actions reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested;
         (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters and the Holders covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters and the Holders, such letters to be in customary form and to cover matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings; (iv) set forth in full, in any underwriting agreement entered into, the indemnification provisions and procedures of Section
         6.04 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                  (i) make available for inspection by one or more representatives of the selling Holders, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives in connection therewith;

                  (j) cooperate with the selling Holders and managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend and enable certificates for such shares to be issued for such numbers of shares and registered in such names as the selling Holders and managing underwriters may reasonably request; and

                  (k) use its reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which the Common Stock is then listed, or included on Nasdaq if the Common Stock is then so included.

         Each Holder of Registrable Securities as to which any registration is being effected shall furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

         The Holders agree that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6.03(f)(v) hereof, the Holders shall forthwith discontinue disposition of the Registrable Securities pursuant to the then current prospectus until (i) the Holders are advised in writing by the Company that a new Registration Statement covering the reoffer of Registrable Securities has become effective under the Securities Act, or (ii) the Holders receive copies of a supplemented or amended Prospectus contemplated by Section 6.03 hereof, or (iii) until the Holders are advised in writing by the Company that the use of the then current Prospectus may be resumed.

         SECTION 6.04: INDEMNIFICATION.

         (a) Indemnification by Company. In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Holder and each underwriter of Registrable Securities and each Person, if any, who controls such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each of their respective officers, directors, employees, agents and attorneys, against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other fees and expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Holder or underwriter (or any Person controlling such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Holder or underwriter specifically for use therein and provided, further, that with respect to any preliminary prospectus, the foregoing indemnification shall not inure to the benefit of any Holder from whom the person asserting any loss, claim, damage, liability or expense purchased Registrable Securities, or to any person controlling such Holder, if copies of the Prospectus were timely delivered to such Holder and a copy of the Prospectus (as then amended or supplemented if the Company shall have timely furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if such Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

         (b) Indemnification by Holder. In connection with each Registration Statement, each selling Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 6.04(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Holder to the Company specifically for use therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Procedure. Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6.04(a) or 6.04(b) shall be available to any party who shall fail to give notice as provided in this Section 6.04(c) if and to the extent that the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party shall have reasonably concluded, based on the advice of its counsel, that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party, it being understood, however, that the indemnifying party shall only be liable for the expenses of one separate counsel and local counsel in each relevant jurisdiction, which counsel shall be reasonably approved by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 6.04(a) and 6.04(b) is due in accordance with its terms but for any reason is held to be unavailable from the Company or any Holder, the Company and the selling Holders shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other fees and expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Holders, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed any Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each such Holder on the other from the offering of the Registrable Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6.04(c) hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and each such Holder on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and each such Holder shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, bear to (y) the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The relative fault of the Company or any such Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or any such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6.04(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 6.04(d), (i) in no case shall any Holder be liable or responsible for any amount in excess of the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation, and (ii) the Company shall be liable and responsible for any amount in excess of such dollar amount; provided, however, that no person guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.04, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as such Holder, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 6.04(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this
Section 6.04. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. Each Holder's obligations to contribute pursuant to this Section 6.04(d) are several in proportion to their respective shares sold and not joint.

         (e) Specific Performance. The Company and the Holder acknowledge that remedies at law for the enforcement of this Section 6.04 may be inadequate and intend that this Section 6.04 shall be specifically enforceable.

         SECTION 6.05: SUBORDINATION. Notwithstanding any other provision hereof, the rights of the Holders hereunder shall be junior and subordinated to any rights of any other parties with superior contractual registration rights if marketing factors require a limitation on the amount of securities to be included in the underwriting, such that the Registrable Securities of the Holders shall be excluded from any offering prior to excluding any securities held by any other persons having such superior contractual rights.


                                   ARTICLE VII


                                  OTHER MATTERS

         SECTION 7.01: AMENDMENTS AND WAIVERS. The provisions of this Warrant, including without limitation the provisions of this sentence, and all rights hereunder may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the informed written consent thereto of the Warrantholder.

         SECTION 7.02: GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts or choice of law) of the State of Missouri. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and Federal courts sitting in the City of St. Louis, State of Missouri, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN.

         SECTION 7.03: SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         SECTION 7.04: ATTORNEYS' FEES. In any action or proceeding brought to enforce any provisions of this Warrant, or where any provisions hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

         SECTION 7.05: NOTICE. All notices, requests, demands, directions and other communications ("Notices") concerning this Warrant shall be in writing and shall be mailed or delivered personally to the applicable party at the address of such party set forth below. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth herein provided that it is delivered on a Business Day and further provided that it is delivered prior to 5:00 p.m., local time of the party to whom the notice is being delivered, on that Business Day; otherwise, each such Notice shall be effective on the first Business Day occurring after the Notice is delivered. Each such Notice shall be addressed as follows: if to the Holder, addressed to it or him in care of CT Corporation, 1209 Orange Street, Wilmington, Delaware 19801, Attention: Mark Ferrucci, or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and if to the Company, addressed to it at TALX Corporation, 1850 Borman Court, St. Louis, Missouri 63146, Attention: Craig Cohen. The Company may change its address by written notice to the Holder and the Holder may change its or his address by written notice to the Company.

         SECTION 7.06: HEADINGS AND CAPTIONS; SECTION REFERENCES. The article, section and paragraph headings and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation of this Warrant. All references to an Article or Section include all subparts thereof.

         SECTION 7.07: NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle the Warrantholder to any rights as a shareholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Company, except to the extent exercised for Warrant Shares in accordance with the terms hereof.

         SECTION 7.08: SURVIVAL. If this Warrant is exercised, in whole or in part, on or prior to the Expiration Date, the provisions of Articles I, VI and VII hereof shall survive the Expiration Date.

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 7th day of May, 1999.

                                 TALX CORPORATION


                                 By:____________________________________________
                                 Name:   William W. Canfield
                                 Title:  President and Chief Executive Officer

Attest:______________________
              Secretary

                                   ASSIGNMENT

          (TO BE EXECUTED ONLY UPON ASSIGNMENT OF WARRANT CERTIFICATE)

         For value received, ____________________ hereby sells, assigns and transfers unto _________________________ the within Warrant with respect to the number of Warrant Shares issuable upon exercise of said Warrant set forth below, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ attorney, to transfer said Warrant on the books of the within-named Company, with full power of substitution in the premises:

         Name (s) of
         Assignees (s)               Address               No. of Warrant Shares






         And if said number of Warrant Shares shall not be all of the Warrant Shares issuable upon exercise of said Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares issuable upon exercise of said Warrant.

         Dated:  __________________


                                 ____________________________________________
                                 Note: The above signature should correspond exactly with the name on the first page of this Warrant.

                                SUBSCRIPTION FORM

        (TO BE EXECUTED UPON EXERCISE OF WARRANT PURSUANT TO SECTION 2.02

CHECK ONLY ONE OF THE FOLLOWING:

|_| The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________ shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $ ____________.

         OR

|_| The undersigned hereby irrevocably elects to exercise the within Warrant for ____________ shares of Common Stock pursuant to a Cashless Exercise as provided for in Section 2.02(a) of said Warrant.



         Please issue a certificate or certificates for such Common Stock in the name of:

                           Name:__________________________________

                           _______________________________________

                           _______________________________________

                           _______________________________________
                           (Please Print Name, Address and
                           Social Security Number)

         And if said number of Warrant Shares shall not be all of the Warrant Shares issuable upon exercise of said Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the Warrant Shares issuable upon exercise of said Warrant, and if such balance remaining shall not be a whole number it shall be rounded up to the next higher whole number of shares.



         Dated:  __________________


                                     ___________________________________________
                                     Note: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form attached to this Warrant.